Centennial
Money Market Trust

Prospectus dated October 30, 1998

Centennial Money Market Trust is a no-load "money market" mutual fund that seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality, maturity and diversification standards. Money Market Securities include U.S. Treasury bills, commercial paper, bank certificates of deposit and other marketable short-term debt instruments (issued by the U.S. Government or its agencies, or by corporations or banks) maturing in or called for redemption in one year or less. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose (See "How to Buy Shares" in the Appendix). The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

      Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Investment Risks
            Performance of the Trust

            APPENDIX
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                 Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
               Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                 Checkwriting
                 Telephone Redemptions
                 Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

     o   Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
--------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o  Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fees (after waiver)                              0.34%
--------------------------------------------------------
12b-1 Plan Fees                                             0.20%
--------------------------------------------------------
Other Expenses                                              0.12%
--------------------------------------------------------
Total Trust Operating Expenses                              0.66%
(after waiver)

     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses are net of a voluntary waiver by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager") which was in effect during a portion of the Trust's fiscal year ended June 30, 1998. Without such waiver, "Management Fees" and "Total Trust Operating Expenses" would have been 0.36% and 0.68% of average net assets, respectively. On November 21, 1997, the Manager withdrew its voluntary waiver and amended its Investment Advisory Agreement with the Trust. For further details, see "How the Trusts are Managed - The Manager and It's Affiliates" and "Fees and Expenses" in the Appendix to this Prospectus and the Trust's financial statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $21          $37           $82

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. The information for the five years ended June 30, 1998 has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

Financial Highlights

Centennial Money Market Trust

                                                                             Year Ended June 30,
                                          -----------------------------------------------------------------------------------------
                                           1998      1997     1996      1995      1994     1993     1992     1991     1990     1989
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
PER SHARE OPERATING DATA
Net asset value, beginning of period ..   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
Income from investment operations--
  net investment income and net
  realized gain .......................     .05       .05      .05       .05       .03      .03      .04      .07      .08      .08

Dividends and distributions to
  shareholders ........................    (.05)     (.05)    (.05)     (.05)     (.03)    (.03)    (.04)    (.07)    (.08)    (.08)
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----

Net asset value, end of period ........   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====     =====    =====     =====     =====    =====    =====    =====    =====    =====

TOTAL RETURN(1) .......................    5.16%     4.97%    5.07%     5.07%     2.82%    2.91%    4.73%    6.90%    8.11%    8.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) ....................... $15,114    $9,063   $6,753    $4,812    $2,559   $1,991   $1,270     $539     $470     $333

Average net assets (in millions) ...... $12,617    $8,033   $6,077    $3,342    $2,346   $1,701     $821     $495     $422     $272

Ratios to average net assets:

  Net investment income ...............    5.04%     4.86%    4.99%     5.01%     2.84%    2.82%    4.31%    6.66%    7.82%    8.24%

  Expenses, before voluntary
    assumption or reimbursement by
    the Manager .......................    0.68%     0.73%    0.74%     0.77%     0.81%    0.83%    0.81%    0.84%    0.84%    0.90%

  Expenses, net of voluntary
    assumption or reimbursement by
    the Manager .......................    0.66%     0.67%    0.69%     0.73%     0.76%    0.78%    0.69%     N/A      N/A      N/A

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.


                                                                             1-3

Investment Objective and Policies

Objective. The Trust is a no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979. The Trust's investment objective is to seek maximum current income that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See "Purchases, Redemption and Pricing of Shares -Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

     o What Quality, Maturity and Diversification Standards Apply to the Trust's Investments? The Trust may buy only those securities that meet the quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted portfolio maturity of no more than 90 days. Some of the Trust's investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than these standards. As a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment.

      The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be payable in U.S. dollars and rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? The following is a brief description of the types of money market securities the Trust may invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities". You can find more information about them in the Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

     o U.S. Government Securities. The Trust may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.

     o Bank Obligations and Instruments Secured By Them. The Trust may invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion or (2) any foreign bank, if such bank has total assets at least equal to U.S. $1 billion. No more than 25% of the Trust's assets will be invested in securities issued by foreign banks. That limitation does not apply to securities issued by foreign branches of U.S. banks.

      o Commercial Paper and Certain Debt Obligations. The Trust may invest in commercial paper maturing in nine months or less from the date of purchase, or in variable rate notes, variable rate master demand notes or master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information) that meet the requirements of Rule 2a-7. The Trust may also purchase debt obligations which are Eligible Securities and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

      o Other Obligations. The Trust may purchase obligations other than those listed above if they are: (i) guaranteed as to principal and interest by the U.S. Government or one of its agencies, or by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Trust (such guaranteed obligations must be due within twelve months or less from the date of purchase), or (ii) subject to repurchase agreements calling for delivery in twelve months or less.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Asset-Backed Securities. The Fund may invest in asset- backed securities. These are fractional interests in pools of consumer loans and other trade receivables. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund.

      These securities are frequently supported by a credit enhancement, such as a letter of credit a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.

      o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements which guarantees payment. See "Investment Objective and Policies - Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. This policy includes certificates of deposit of $100,000 or less of a domestic bank (including commercial banks, savings banks and savings and loan associations) having total assets of less than $1 billion, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. This policy does not limit purchases of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Trust may invest up to 25% of its net assets in restricted securities, subject to the above 10% limitation on illiquid securities. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements will be fully collateralized. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of the Trust's net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Investment Objective and Policies - Repurchase Agreements" in the Statement of Additional Information for more details.

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

     o invest more than 5% of the value of its total assets in the securities of
any  one  issuer   (other  than  the  U.S.   Government   or  its   agencies  or
instrumentalities);

     o purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer;

     o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S. Government and its agencies or instrumentalities;

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or

      o make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in the Statement of Additional Information.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of Yield. From time to time, the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" therefore will be slightly higher than the yield because of the effect of the assumed reinvestment. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed. See "Yield Information" in the Appendix to the Statement of Additional Information for additional information about the methods of calculating these yields.

Centennial
Tax Exempt Trust

Prospectus dated October 30, 1998

Centennial Tax Exempt Trust is a no-load "money market" mutual fund that seeks the maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in obligations issued by states, territories and possessions of the United States or by the District of Columbia, or their political subdivisions, authorities and corporations, the income from which is exempt from Federal income taxes. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Investment Risks
            Performance of the Trust

            APPENDIX
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                 Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
               Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                 Checkwriting
                 Telephone Redemptions
                 Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

       o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
-------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
-------------------------------------------------------
Redemption Fee                                              None(1)
-------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

       o  Annual Trust Operating Expenses
       (as a percentage of average net assets)

Management Fees                                             0.42%
-------------------------------------------------------
12b-1 Plan Fees                                             0.20%
-------------------------------------------------------
Other Expenses                                              0.07%
-------------------------------------------------------
Total Trust Operating Expenses                              0.69%

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $22          $38           $86

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

Financial Highlights

Centennial Tax Exempt Trust

                                                                            Year Ended June 30,
                                          -----------------------------------------------------------------------------------------
                                           1998      1997     1996      1995      1994     1993     1992     1991     1990     1989
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
PER SHARE OPERATING DATA

Net asset value, beginning of period ..   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----
Income from investment operations--
  net investment income and net
  realized gain .......................     .03       .03      .03       .03       .02      .02      .03      .04      .05      .05

Dividends and distributions to
  shareholders ........................    (.03)     (.03)    (.03)     (.03)     (.02)    (.02)    (.03)    (.04)    (.05)    (.05)
                                          -----     -----    -----     -----     -----    -----    -----    -----    -----    -----

Net asset value, end of period ........   $1.00     $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====     =====    =====     =====     =====    =====    =====    =====    =====    =====

TOTAL RETURN(1) .......................    3.12%     3.01%    3.16%     3.17%     1.90%    2.19%    3.55%    5.09%    5.70%    5.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) .......................  $1,829    $1,649   $1,426    $1,315    $1,039     $981     $917     $787     $575     $486

Average net assets (in millions) ......  $1,832    $1,591   $1,473    $1,127    $1,057     $977     $900     $711     $561     $504

Ratios to average net assets:

  Net investment income ...............    3.07%     2.95%    3.12%     3.13%     1.87%    2.08%    3.40%    4.84%    5.44%    5.45%

  Expenses(2) .........................    0.69%     0.72%    0.72%     0.73%     0.76%    0.76%    0.75%    0.77%    0.79%    0.78%

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

(2) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.


                                                                             2-3

Investment Objective and Policies

Objective. The Trust is a tax-exempt no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1985. The Trust was initially organized in 1980 as a Maryland corporation. The Trust's investment objective is to seek maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See "Purchase, Redemption and Pricing of Shares - Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

      o What  Quality,  Maturity  and  Diversification  Standards  Apply  to the
Trust's Investments? The Trust may buy only those securities that meet the quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the remaining maturity of any single portfolio investment may not exceed 397 days.

      The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities payable in U.S. dollars and rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? In seeking its objective, the Trust invests principally in "Municipal Securities" as described below. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities." You can find more information about them in the Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

      o Municipal Securities. The Trust seeks to achieve its objective by investing in municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper, certificates of participation, participation interests and other debt obligations issued by or on behalf of the states and the District of Columbia, any commonwealth or territory of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer at the time of issue (collectively, "Municipal Securities"). Such obligations having maturities of (a) one year or more when issued are referred to as "Municipal Bonds," and (b) less than one year are referred to as "Municipal Notes."

      The  Trust  may  invest  in  Municipal   Bonds  and  Notes  offered  on  a
"when-issued" basis, as discussed below and in the Statement of Additional Information. The Trust will not invest in foreign securities. The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 and are approved under standards adopted by the Trust's Board of Trustees. All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of 397 days or less at the date the Trust purchases them. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source).

     Under normal market conditions, the Trust attempts to invest 100% of its assets in Municipal Securities, and the Trust will make no investment that will reduce the portion of its total assets that are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable. Taxable investments include:
(i) repurchase agreements (explained below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Statement of Additional Information); and (iii) certain "Temporary Investments" defined below in "Temporary Investments." However, in times of unstable economic or market conditions, when the Manager determines it appropriate to do so, the Trust may assume a temporary defensive position and invest an unlimited amount of its assets in Temporary Investments. The Trust may also hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal
Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. The Trust will generally use its best efforts to dispose of such securities within sixty days of acquisition. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective. No independent investigation is made by Centennial Asset Management Corporation, the Trust's investment manager (the "Manager") as to the users of proceeds of such offerings or the application of such proceeds.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments. The Trust may purchase these obligations if they have a remaining maturity of 397 days or less; if their maturity is greater than 397 days, they may be purchased if the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit or bank guarantee must be rated or meet the other requirements of applicable regulations. See "Investment Objective and Policies - Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o When-Issued and Delayed Delivery Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 120 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information for more details.

      o Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

     o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If, due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days.

      o Demand Features and Guarantees. The Trust may invest a significant percentage of its assets in Municipal Securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively: (1) shorten the maturity of a variable or floating rate security, (2) enhance the security's credit quality and (3) enhance the ability to sell the security. The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements. The Trust's repurchase agreements must be fully collateralized. If the vendor fails to pay the agreed-upon resale price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust ordinarily will not purchase or otherwise acquire any security or invest in a repurchase agreement, if as a result, more than 10% of its net assets (taken at current value) at the time of purchase would be invested in repurchase agreements not entitling the holder to payment of principal within seven days. However, when the Trust assumes a temporary defensive position, there is no limit on the amount of the Trust's assets that may be subject to repurchase agreements having a maturity of seven days or less. Income earned on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Investment Objective and Policies - Repurchase Agreements" in the Statement of Additional Information for further details.

      o Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more, and (vi) repurchase agreements

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

      o make loans, except by purchasing debt obligations in accordance with its investment policies as approved by the Board, or by entering into repurchase agreements, or by lending portfolio securities in accordance with applicable regulations;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the value of its assets; no more than 10% of the Trust's net assets may be pledged, mortgaged or assigned to secure a debt; no investments may be made while outstanding borrowings, other than by means of reverse repurchase agreements (which are not considered borrowings under this restriction), exceed 5% of its assets;

      o invest more than 5% of the value of its total assets taken at market value in the securities of any one issuer (not including the U.S. Government or its agencies or instrumentalities, whose securities may be purchased without limitation for defensive purposes);

      o purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control; or

      o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment, for liquidity purposes, in obligations issued by banks or savings and loan associations or in obligations issued by the U.S. Government or its agencies or instrumentalities.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of Yield. From time to time, the "yield," "compounded effective yield" and "tax-equivalent yield" of an investment in the Trust may be advertised. These yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax-equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. See "Yield Information" in the Appendix to the Statement of Additional Information for additional information about the methods of calculating these yields.

Centennial
Government Trust

Prospectus dated October 30, 1998

Centennial Government Trust is a no-load "money market" mutual fund that seeks a high level of current income consistent with preservation of capital and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and maturing in, or having been called for redemption in, one year or less. Shares of the Trust are sold at net asset value without a sales charge. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE TRUST
            Expenses
            Financial Highlights
            Investment Objective and Policies
            Other Investment Restrictions
            Investment Risks
            Performance of the Trust

            Appendix
            How the Trusts are Managed
            How to Buy Shares
               Purchases Through Automatic Purchase and Redemption
                 Programs

               Direct Purchases
                Payment by Check
                 Payment by Federal Funds Wire
                 Guaranteed Payment
                 Automatic Investment Plans
              Service Plan
             How to Sell Shares
               Program Participants
               Direct Shareholders
                 Regular Redemption Procedure
                 Expedited Redemption Procedure
                Checkwriting
                 Telephone Redemptions
                Automatic Withdrawal Plans
               Distributions from Retirement Plans Holding Shares of
                 Government Trust and Money Market Trust

               General Information on Redemptions
             Exchanges of Shares
             Retirement Plans
             Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

      o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
--------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o  Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fee                                              0.45%
--------------------------------------------------------
12b-1 Plan Fees                                             0.20%
--------------------------------------------------------
Other Expenses                                              0.10%
--------------------------------------------------------
Total Trust Operating Expenses                              0.75%


      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Trust's financial statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $8            $24          $42           $93

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. The information for the five years ended June 30, 1998 has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

Financial Highlights

Centennial Government Trust

                                                                            Year Ended June 30,
                                          ---------------------------------------------------------------------------------------
                                           1998      1997     1996     1995     1994     1993     1992     1991     1990     1989
                                          -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
PER SHARE OPERATING DATA

Net asset value, beginning of period ..   $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Income from investment operations--
  net investment income and net
  realized gain .......................     .05       .05      .05      .05      .03      .04      .04      .07      .08      .08

Dividends and distributions to
  shareholders ........................    (.05)     (.05)    (.05)    (.05)    (.03)    (.04)    (.04)    (.07)    (.08)    (.08)
                                          -----     -----    -----    -----    -----    -----    -----    -----    -----    -----

Net asset value, end of period ........   $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          =====     =====    =====    =====    =====    =====    =====    =====    =====    =====

TOTAL RETURN(1) .......................    4.93%     4.75%    4.91%    4.93%    2.84%    2.85%    4.75%    6.86%    8.40%    8.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) .......................  $1,132    $1,027     $942     $893     $613     $637     $575     $533     $219     $152

Average net assets (in millions) ......  $1,117    $1,032     $962     $719     $665     $633     $582     $418     $201     $122

Ratios to average net assets:

  Net investment income ...............    4.82%     4.65%    4.83%    4.81%    2.79%    2.81%    4.38%    6.44%    7.75%    8.11%

  Expenses ............................    0.75%     0.76%    0.77%    0.80%    0.79%    0.79%    0.78%    0.79%    0.84%    0.85%

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.




                                                                             3-3

Investment Objective and Policies

Objective. The Trust is a no-load "money-market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust on January 18, 1982. The Trust's investment objective is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See and "Purchases, Redemption and Pricing of Shares - Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

     o What Quality, Maturity and Diversification Standards Apply to the Trust's Investments? The Trust may buy only those securities that meet quality, maturity and diversification standards set forth in Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted portfolio maturity of no more than 90 days. Some of the Trust's investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than these standards. As a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment.

     The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be payable in U.S. dollars and rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? In seeking its objective, the Trust invests principally in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities maturing in twelve months or less from the date of purchase, or in repurchase agreements (described below) under which such obligations are purchased. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities". You can find more information about hem int he Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

     o Obligations Issued or Guaranteed by the U.S. Government, its Agencies or Instrumentalities. Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of from one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

      Obligations of some U.S. Government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

      o Certain Debt Obligations. The Trust may invest in variable rate notes, variable rate master demand notes or in master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information). The Trust may also purchase debt obligations that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements which guarantee payment. See "Investment Objectives and Policies - Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

     o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements must be fully collateralized. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements having a maturity of seven days or less. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. See "Investment Objectives and Policies - Repurchase Agreements" in the Statement of Additional Information for further details.

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

     o invest in any security other than those discussed under "Investment Objective and Policies," above;

      o enter into repurchase agreements maturing in more than seven days or purchase securities which are restricted as to resale or for which market quotations are not readily available, if any such investment would cause more than 10% of the Trust's assets to be invested in such securities;

      o borrow money in excess of 10% of the value of its total assets, and then only as a temporary measure for extraordinary or emergency purposes; provided that the Trust will not make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o make loans, except through (i) the purchase of debt securities listed under "Investment Objective and Policies," (ii) the purchase of such debt securities subject to repurchase agreements, or (iii) loans of securities as described under "Investment Objectives and Policies -Loans of Portfolio Securities," in the Statement of Additional Information; or

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment, or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of Yield. From time to time the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. See "Yield Information" in the Appendix to the Statement of Additional Information for additional information about the methods of calculating these yields.

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

How the Trusts are Managed

Organization and History. The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (collectively, the "Agreements") with each Trust. Each of the Agreements sets forth the fees paid by the Trust to the Manager and the expenses that the Trust is responsible to pay.

      The Trusts' shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. (Each Trust's Board of Trustees is empowered to issue additional classes or series of shares of that Trust, which may have separate assets and liabilities.)

     The Trusts will not normally hold annual meetings of the shareholders. The Trusts may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Under certain principles governing business trusts, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Appendix to the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment advisor since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $85 billion as of September 30, 1998, and having more than 4 million shareholder accounts. OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

      The management services provided to the Trust by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and accounting services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Trust.

      o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust are as follows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, the Manager guarantees that the total expenses of Money Market Trust in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Manager undertakes to pay or refund to Money Market Trust any amount by which such expenses shall exceed, the lesser of (i) 1.5% of the average annual net assets of Money Market Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (ii) 25% of total annual investment income of Money Market Trust.

      The annual rates applicable to Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Appendix to the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

      o The Custodian. The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Appendix to the Statement of Additional Information for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "Investment Objective and Policies" do not apply to banks in which a Trust's cash is kept.

      o The Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan (see "Service Plan" below). Direct shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

How to Buy Shares

Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances. See "Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information for further details. There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares.
OppenheimerFunds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").

     The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Appendix to the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order at its address in Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and at 4:00 P.M. (all references to time in this Prospectus mean New York time), by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Appendix to the Statement of Additional Information.

      Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by Direct Shareholders by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Purchases Through Automatic Purchase and Redemption Programs. Shares of each Trust are available under Automatic Purchase and Redemption Programs
("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor (who is not a Program participant, but instead a "Direct Shareholder") may directly purchase shares of the Trusts through any broker or dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either
(1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

     o Payment by Federal Funds Wire. Shares of each Trust may be purchased by Direct Shareholders by Federal Funds wire. The minimum investment by wire is $2,500. You must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the wire and to receive further instructions. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective Trust: (i) Centennial Money Market Trust Custodian Account No. 099920, (ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") and the Distributor has received and accepted the investor's notification of the wire order prior to 4:00 P.M. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and 4:00 P.M. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and 4:00 P.M. with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by 4:00 P.M. on the next regular business day, the order will be effected at 4:00 P.M. on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at 4:00 P.M. that day and dividends will begin to accrue on such shares on the purchase date.

     o Automatic Investment Plans. Direct Shareholders may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.

Service Plan. Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub- accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares

Program Participants. A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.

Direct Shareholders. Those shareholders whose ownership of shares of the Trusts is direct rather than through a Program, may redeem shares by either regular redemption procedures or by expedited redemption procedures.

      o Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a Direct Shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements.

     To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, Direct Shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon 4:00 P.M. normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and 4:00 P.M. earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the appendix to the Statement of Additional Information for further details.

      o Checkwriting. Upon request, the Transfer Agent will provide any Direct Shareholder of the Trusts or any Program participant whose shares are not represented by certificates, with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by Direct Shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants must arrange for Checkwriting through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Checkwriting. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. When a check is presented to the Bank for clearance, the Bank will request the Trust to redeem a sufficient number of full and fractional shares in the shareholders' account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue Checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Telephone Redemptions. Direct Shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants.
Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each Direct Shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

      o Automatic Withdrawal Plan. Direct Shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of 4:00 P.M. three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the "Automatic Withdrawal Plan Provisions" included as Exhibit C in the Statement of Additional Information.

Distributions from Retirement Plans Holding Shares of Government Trust and Money Market Trust. Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of Direct Shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the address listed on the cover, and must: (i) state the reason for distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

General Information on Redemptions. The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of a Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of a Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions (including exchanges) the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.

     Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker- dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by Direct Shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares

Exchange Privilege. Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust (collectively, the "Centennial Trusts") if available for sale in the shareholder's state of residence only by instructions of the broker.

     Shares of the Trusts may, under certain conditions, be exchanged by Direct Shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.

      Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by Direct Shareholders (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a Class A CDSC, and redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the Class A CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares. An exchange may be made by Direct Shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, Direct Shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you notice whenever reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of more than one account. Exchange requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. to be effected that day. Exchange requests for exchanges to Eligible Funds other than the Centennial Trust must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct Shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each Direct Shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. Telephone Instructions. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data or by using PINs, and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone transaction privileges for an account.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date") by 4:00 P.M. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to seven business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct Shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-9310 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Retirement Plans

The Distributor has available for Direct Shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts
(IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to Direct Shareholders who purchase shares of Tax Exempt Trust. The Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

This discussion relates solely to Federal tax laws and is not exhaustive. A qualified tax advisor should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies -Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust. The Appendix to the Statement of Additional Information contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions. Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares." Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and 4:00 P.M. Program participants may receive cash payments by asking the broker to redeem shares.

     All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends and distributions payable to Direct Shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

     A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Statement of Additional Information describes how dividends and distributions received by Direct Shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions. Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Trust shares have been held. Income from securities issued by the U.S. Government may be exempt from income taxation by various states. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations. Rules vary by state regarding the state taxability of dividends paid by either Trust. You should consult your tax advisor to determine proper tax treatment of dividends paid by the Trusts.

Tax Status of Tax Exempt Trust's Dividends and Distributions. This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended December 31, 1997 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.

      Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust and should consult their own tax advisors before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Tax Exempt Trust.

Tax Status of the Trusts. If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year. If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations. For information as to "backup" withholding on taxable dividends, see "How to Sell Shares," above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310                                        Centennial
                                                      Money Market Trust
Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043                              Prospectus

Independent Auditors                                  Dated October 30, 1998
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

Centennial Money Market Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 30, 1998

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 30, 1998. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                  Page

Investment Objective and Policies..........................................2
Other Investment Restrictions..............................................6

Appendix
Trustees and Officers.....................................................A-1
Investment Management Services............................................A-6
Service Plan..............................................................A-8
Purchase, Redemption and Pricing of Shares................................A-10
Exchange of Shares........................................................A-12
Yield Information.........................................................A-14
Additional Information....................................................A-15

Financial Information About the Trust
Independent Auditors' Report..............................................A-17
Financial Statements......................................................A-18

Exhibits
Exhibit A:   Description of Securities Ratings............................A-41
Exhibit B:   Industry Classifications.....................................A-45
Exhibit C:   Automatic Withdrawal Plan Provisions.........................A-46

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

      o Ratings of Securities - Portfolio Quality and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Trust may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are Eligible Securities. The rating restrictions described in the Prospectus and this Statement of Additional Information do not apply to banks in which the Trust's cash is kept.

      An Eligible Security is one that has been rated in one of the two highest short-term rating categories by any two nationally-recognized statistical rating organizations. That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this Statement of Additional Information. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

      Rule 2a-7 permits the Trust to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

     Under Rule 2a-7, the Trust may invest only up to 5% of its assets in "Second Tier Securities." Second Tier are Eligible Securities that are not First Tier Securities. In addition, the Trust may not invest more than:

     o 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or

     o 1% of its total assets or $1 million (whichever is greater) in Second Tier Securione issuer.

      Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Trust's procedures and with the Rule.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, or if an event of insolvency as defined in Rule 2a-7 occurs, the Trust must dispose of the security as soon as practicable unless, the Board determines it would be in the best interests of the Trust to dispose of the security.

      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission are Standard & Poor's Corporation, Moody's Investors Service, Inc., IBCA Fitch, Duff and Phelps, Inc., and Thomson BankWatch, Inc. Appendix A to this Statement of Additional Information contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

Bank Obligations. The Trust may invest in the bank obligations described in the Prospectus. In addition, the Trust may invest in certificates of deposit of $100,000 or less of a domestic bank, regardless of asset size, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Trust hold more than one certificate of deposit from any such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Trust's net assets will be invested in certificates of deposit of $100,000 or less of a bank having total assets less than $1 billion.

     Investments in securities issued by foreign banks or foreign branches of U.S. banks subject the Trust to certain additional investment risks, including future political and economic developments of the country in which the branch is located, possible imposition of withholding taxes on income payable on the securities, possible seizure of foreign deposits, establishment of exchange control restrictions, or other government regulation. While domestic banks are subject to federal and/or state laws and regulations which, among other things, require specific levels of reserves to be maintained, not all of those laws apply to foreign branches of domestic banks or domestic branches or subsidiaries of foreign banks. For purposes of this section, the term "bank" includes commercial banks, savings banks and savings and loan associations.

U.S. Government Securities. Obligations of certain U.S. Government agencies and instrumentalities may not be guaranteed or supported by the full faith and credit of the United States. Some obligations are backed only by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agency's obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look to the agency issuing or guaranteeing the obligation for repayment and may not be able to assert a claim against the United States if the agency does not meet its commitments. The Trust will invest in securities of such instrumentalities only when the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"), is satisfied that the credit risk with respect to the instrumentality is minimal.

Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90 day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no less than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by credit enhancements such as bank letters of credit. Variable rate demand notes may include master demand notes discussed below. The Manager, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Trust's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand note arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Trust may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Trust's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Trust's total assets. The Trust will not enter into any securities lending agreements having a maturity of greater than one year. Any securities received as collateral for a loan must mature in twelve months or less. The Trust presently does not intend that the value of securities loaned will exceed 5% of the value of the Trust's net assets in the coming year.

      Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities or other cash equivalents which the Trust is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Asset-backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans. They pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement.) The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

      Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

      The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Other Investment Restrictions

The Trust's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental investment policies and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

      o invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs; o invest in real estate; however the Trust may purchase debt securities issued by companies which invest in real estate or interests therein;

      o  purchase securities on margin or make short sales of securities;

      o invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o  underwrite securities of other companies; or

      o invest in securities of other investment companies, except in connection with a consolidation or merger.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classification set forth in Exhibit B to this Statement of Additional Information.
This is not a fundamental policy.

APPENDIX

This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. All Trustees are trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Mr. Bowen and Ms. Macaskill, who are Trustees, Directors or Managing Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Messrs. Bowen and Fossel are not Trustees of Centennial New York Tax Exempt Trust and are not Managing General Partners of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf and Mr. Zimmer hold similar positions with each of the Denver Oppenheimer funds. As of October 16, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of any Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 67
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 83
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

GEORGE C. BOWEN, Vice President, Treasurer, Assistant Secretary and Trustee*; Age 62 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. ("OAC") (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July
1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Treasurer of OAC (June 1990 - March 1998).

CHARLES CONRAD, JR., Trustee; Age 68
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 56
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Manager, President and a director of OAC, the Manager's parent holding company, and Shareholder Services, Inc.
("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Trustee; Age 58
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Trustee; Age 69
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Trustee; Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 77
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).
BRIDGET A. MACASKILL, President and Trustee*; Age 50
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OFIL; Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; Member, Board of Governors, NASD, Inc.; a director of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager, a director of NASDQ Stock Market, Inc.

NED M. STEEL, Trustee; Age 83
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 64 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager; Age 43
Vice President of the Manager and Centennial (since May 1988); an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager; Age 46
Vice President of the Manager and Centennial (since June 1990); an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manger; Age 52
Senior Vice President of the Manager (since June 1997); Vice President of Centennial (since June 1997); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990-June 1997).

ANDREW J. DONOHUE, Vice President and Secretary; Age 48
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President and a director of OFIL and Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer; Age 33
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary; Age 50
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the  Manager,  Assistant  Secretary  of SSI (since May 1985),  and SFSI
(since November 1989); Assistant Secretary of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
----------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trusts and certain Trustees of the Trusts (Ms. Macaskill and Messrs. Bowen and Swain) who are affiliated with the Manager receive no salary or fee from the Trusts. The remaining Trustees of the Trusts received the compensation shown below. The compensation from the Trusts was paid during its fiscal year ended June 30, 1998. The compensation from all of the Denver-based Oppenheimer funds include the Trusts and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

                        Aggregate         Aggregate      Aggregate      Total
                        Compensation      Compensation   Compensation   Compensation
                        from the          from the       from the       from all
                        Money Market      Tax Exempt     Government     Denver-based
Name and Position       Trust             Trust          Trust          Oppenheimer funds(1)

Robert G. Avis          $6,050            $2,154         $1,911         $63,501
 Trustee

William A. Baker         $7,384            $2,629         $2,334         $77,502
 Audit and Review
 Committee Ex-Officio
 Member (2) and Trustee

Charles Conrad, Jr.     $6,860            $2,167         $2,432         $72,000
 Trustee(3)

Jon S. Fossel           $6,029            $2,147         $1,904         $63,277.18
 Trustee

Sam Freedman            $6,336            $2,256         $2,001         $66,501
 Audit and Review
 Committee Member(2)
 and Trustee

Raymond J. Kalinowski   $6,818            $2,428         $2,154         $71,561
 Audit and Review
 Committee Member(2)
 and Trustee

C. Howard Kast          $7,289            $2,595         $2,302         $76,503
 Audit and Review
 Committee  Chairman(2)
 and Trustee

Robert M. Kirchner      $6,860            $2,443         $2,167         $72,000
 Trustee(3)

Ned M. Steel            $6,050            $2,154         $1,911         $63,501
 Trustee

(1) For the 1997 calendar year.
(2) Committee positions effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit And Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan will not materially affect the Trust's assets, liabilities and net income per share. The Plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest [without shareholder approval and not withstanding its fundamental policy restricting investments in other open-end investment companies, as described in the Trust's Statement of Additional Information] in the funds selected by the Trustee under the Plan, for the limited purpose of determining the value of the Trustees deferred fee account.

Major Shareholders. As of October 16, 1998, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 6,392,947,268.950 shares of Money Market Trust, 1,873,973,875.080 shares of Tax Exempt Trust and 1,220,402,170.980 shares of Government Trust (approximately 97.3%, 98.3% and 96.8% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

Investment Management Services

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and three of whom (Messrs. Swain and Bowen and Ms. Macaskill) serve as Trustees of the Trust.

     The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows:
(a)  $21,572,514,  $32,755,568 and  $45,145,160  paid for the fiscal years ended
June 30, 1996, 1997 and 1998, respectively, of Money Market Trust; (b) $6,380,737, $6,858,451 and $7,721,361 paid for the fiscal years ended June 30,
1996, 1997 and 1998, respectively, of Tax Exempt Trust; and (c) $4,468,617, $4,743,430 and $5,092,383 paid for the fiscal years ended June 30, 1996, 1997 and 1998, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation. The Agreements permit the Manager to act as investment advisor for any other person, firm or corporation.

      Under its Agreements with Money Market Trust and Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager had voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust during the period from December 1, 1991 through November 21, 1997. For fiscal year ended June 30, 1996, June 30, 1997 and June 30, 1998, the reimbursements by the Manager to Money Market Trust were $0, $4,890,123 and $2,382,437, respectively. Contemporaneously with the amendment of Money Market Trust's Agreement with the Manager, the Manager withdrew its voluntary waiver on November 21, 1997.

      Under its Agreement with Tax Exempt Trust, when the value of the Fund's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1996, 1997 and 1998, respectively, in the following amounts: $100,000, $19,945 and $0.

      In addition, under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority of the outstanding voting securities " (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1998, payments to the Distributor under its Plan totaled $25,239,796, $3,658,752 and $2,234,968 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $0, $11,157 and $56,240 was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon 4:00 P.M., each day The New York Stock Exchange (the "Exchange") is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

     Each Trust's Board of Trustees has established procedures to comply with Rule 2a-7 for the valuation of the Trust's securities which provide that money market debt securities that had a maturity of less than 397 days are valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trusts would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption. Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Checkwriting. Checkwriting procedures are described in the Prospectus. By choosing the Checkwriting privilege, whether done by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in the account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund
      Oppenheimer Capital  Appreciation Fund
      Oppenheimer California  Municipal Fund
      Oppenheimer Champion Income Fund
      Oppenheimer Convertible  Securities Fund
      Oppenheimer Developing   Markets  Fund
      Oppenheimer Disciplined   Allocation   Fund
      Oppenheimer Disciplined Value Fund
      Oppenheimer Discovery Fund
      Oppenheimer Enterprise  Fund
      Oppenheimer Equity  Income  Fund
      Oppenheimer Florida Municipal Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special  Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer High Yield Fund
      Oppenheimer Insured Municipal Fund
      Oppenheimer Intermediate   Municipal   Fund
      Oppenheimer International   Bond  Fund
      Oppenheimer International  Growth Fund
      Oppenheimer International  Small Company Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street California Municipal Fund
      Oppenheimer Main Street Income & Growth Fund
      Oppenheimer MidCap Fund
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund
      Oppenheimer New Jersey Municipal Fund
      Oppenheimer New York Municipal Fund
      Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Quest Balanced Value Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Quest Small Cap Value Fund
      Oppenheimer Quest Value Fund, Inc.
      Oppenheimer Real Asset Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Panorama Series Fund, Inc.
      Rochester Fund Municipals

      the following "Money Market Funds":

      Centennial America  Fund,  L.P.
      Centennial California  Tax Exempt Trust
      Centennial Government   Trust
      Centennial New  York  Tax  Exempt  Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Money Market Fund, Inc.

Yield Information

Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1998, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 4.99% 2.95% and 4.81%, respectively. The seven-day compounded effective yield for that period was 5.11%, 3.00% and 4.93%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

     Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1998 was 2.95%. Its tax-equivalent compounded effective yield for the same period was 3.00% for an investor in the highest Federal tax bracket.

      Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as each Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

     It is not contemplated that regular annual meetings of shareholders will be held. A Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Appendix to the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, each Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that each Trust's distributions will meet those requirements, a Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

INDEPENDENT AUDITORS' REPORT

Centennial Money Market Trust


The Board of Trustees and Shareholders of Centennial Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Money Market Trust as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for the period July 1, 1993 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Money Market Trust at June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP




Denver, Colorado
July 22, 1998

Centennial Money Market Trust


                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
YANKEE CERTIFICATES OF DEPOSIT (CONTINUED)

Swiss Bank Corp.:
  5.68%, 11/9/98........................................................................ $ 40,000,000    $    40,000,706
  5.69%, 7/2/98.........................................................................   20,000,000         20,000,096
                                                                                                         ---------------
                                                                                                             552,291,153
                                                                                                         ---------------
Total Certificates of Deposit...........................................................                     687,290,570
                                                                                                         ---------------
DIRECT BANK OBLIGATIONS--5.4%

Abbey National North America Corp.:
  5.37%, 7/27/98........................................................................   20,000,000         19,922,433
  5.45%, 10/22/98.......................................................................   50,000,000         49,144,653
  5.47%, 10/30/98.......................................................................   45,000,000         44,172,662
  5.49%, 11/4/98........................................................................   50,000,000         49,039,250
  5.495%, 11/13/98......................................................................   50,000,000         48,969,687
  5.50%, 11/2/98........................................................................   30,000,000         29,431,667
ABN Amro North America Finance, Inc.:
  5.47%, 10/28/98.......................................................................   50,000,000         49,095,930
  5.49%, 11/5/98........................................................................   50,000,000         49,031,625
BankBoston, N.A.:
  5.63%, 11/9/98........................................................................   20,000,000         20,000,000
  5.65%, 10/5/98........................................................................   25,000,000         25,000,000
  5.65%, 11/19/98.......................................................................   40,000,000         40,000,000
  5.65%, 11/2/98........................................................................   30,000,000         30,000,000
  5.65%, 11/9/98........................................................................   35,000,000         35,000,000
Bank of Scotland, 5.42%, 10/7/98 .......................................................   30,000,000         29,557,367
Bankers Trust Co., New York:
  5.65%, 7/4/98(1)......................................................................   25,000,000         24,999,682
  5.79%, 7/4/98(1)......................................................................   20,000,000         19,999,745
  5.79%, 8/7/98(1)......................................................................   25,000,000         24,998,730
  5.82%, 7/14/98(1).....................................................................   20,000,000         19,999,857
FCC National Bank:
  5.62%, 8/12/98(1).....................................................................   18,000,000         17,990,950
  5.62%, 9/1/98(1)......................................................................   25,000,000         24,984,397
National Westminster Bank of Canada:
  5.39%, 8/17/98........................................................................   10,000,000          9,929,630
  5.523%, 11/2/98.......................................................................   20,000,000         19,619,527
Societe Generale North America, Inc.:
  5.45%, 10/7/98........................................................................   30,000,000         29,554,917
  5.455%, 10/23/98......................................................................   50,000,000         49,136,292

Centennial Money Market Trust


                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
DIRECT BANK OBLIGATIONS (CONTINUED)

Societe Generale:
  5.55%, 7/1/98(1)...................................................................... $ 17,000,000    $    16,987,891
  5.59%, 8/24/98(1).....................................................................   12,000,000         11,996,646
  5.78%, 9/16/98(1).....................................................................   15,000,000         14,996,802
  5.78%, 8/27/98(1).....................................................................   10,000,000          9,999,127
                                                                                                         ---------------
Total Direct Bank Obligations                                                                                813,559,467
                                                                                                         ---------------
LETTERS OF CREDIT--7.3%

ABN Amro Bank NV, guaranteeing commercial paper of:
  Formosa Plastics Corp., Series A:
  5.52%, 9/18/98........................................................................   10,000,000          9,878,867
  5.53%, 9/8/98.........................................................................   20,000,000         19,788,017
  Glencore Finance (Bermuda) Ltd., Series B, 5.60%, 7/22/98 ............................   35,000,000         34,885,667
Bank of America NT & SA, guaranteeing commercial of:
  Formosa Plastics Corp., USA, Series B, 5.51%, 9/18/98 ................................   40,000,000         39,515,905
  Minmetals Capitals & Securities, Inc., 5.41%, 7/23/98 ................................   25,000,000         24,916,919
Bank One, Cleveland, guaranteeing commercial paper of Capital One Funding Corp.:
  Series 1995F, 5.63%, 7/1/98(1) (2)....................................................   20,100,000         20,100,000
  Series 1995F, 5.63%, 7/1/98(1) (2)....................................................    5,738,000          5,738,000
  Series 1996C, 5.63%, 7/1/98(1) (2)....................................................   16,900,000         16,900,000
  Series 1997E, 5.63%, 7/1/98(1) (2)....................................................   13,580,000         13,580,000
Bank One, Indiana, guaranteeing commercial paper of Primex Funding Corp.,
  5.66%, 7/1/98(1) (2) .................................................................    4,750,000          4,750,000
Barclays Bank PLC, guaranteeing commercial paper of:
  Banca Serfin SA, Institucion de Banco Multiple Groupa Financiera Serfin,
  Nassau Branch:
  5.42%, 11/23/98.......................................................................   35,000,000         34,235,528
  5.50%, 10/30/98.......................................................................   15,000,000         14,722,708
  Banco Bradesco SA, Grand Cayman Branch:
  Series A, 5.50%, 12/18/98.............................................................   40,000,000         38,961,111
  Series B, 5.51%, 11/20/98.............................................................    5,000,000          4,891,331
  Banco de Credito Nacionale SA, Series A:
  5.38%, 7/20/98........................................................................   10,000,000          9,971,606
  5.40%, 8/11/98........................................................................   12,000,000         11,926,200
  5.41%, 7/7/98.........................................................................   10,000,000          9,990,983
  5.40%, 7/6/98.........................................................................    5,000,000          4,996,250
  Banco Nacionale de Comericio Exterior, SNC, Series A:
  5.465%, 10/15/98......................................................................   30,000,000         29,517,258
  5.47%, 10/13/98.......................................................................   20,000,000         19,683,956
  5.47%, 10/14/98.......................................................................   20,000,000         19,680,917
  5.48%, 10/19/98.......................................................................   25,000,000         24,581,389

Centennial Money Market Trust


                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
LETTERS OF CREDIT (CONTINUED)

  Banco Nacionale de Mexico SA, Series B:
  5.38%, 7/20/98........................................................................ $ 10,000,000     $    9,971,606
  5.38%, 7/22/98........................................................................   30,000,000         29,905,850
  5.40%, 8/24/98........................................................................   15,000,000         14,878,500
  Series A, 5.51%, 10/30/98.............................................................   10,000,000          9,814,803
  Banco Real SA, Grand Cayman Branch:
  Series A, 5.455%, 9/11/98.............................................................   30,000,000         29,672,700
  Series A, 5.48%, 10/19/98.............................................................   21,425,000         21,065,639
  Series B, 5.46%, 9/16/98..............................................................   12,000,000         11,859,860
  Nacionale Financiera, SNC, 5.525%, 11/19/98 ..........................................   40,000,000         39,134,417
  Petroleo Brasileiro S.A.:
  Petrobras, Series A, 5.50%, 12/21/98..................................................   12,000,000         11,682,833
  Pertobras, Series A, 5.51%, 8/27/98...................................................   15,000,000         14,869,137
  Petrobras, Series B, 5.46%, 8/28/98...................................................   25,000,000         24,780,083
  Petrobras II, Series C, 5.46%, 9/1/98.................................................   10,000,000          9,905,967
  Petrobras II, Series C, 5.48%, 9/25/98................................................   30,000,000         29,607,267
  Petrobras II, Series C, 5.47%, 10/29/98...............................................   21,000,000         20,617,100
Bayerische Vereinsche AG, guaranteeing commercial paper of:
  Banco de Galicia y Buenos Aires S.A.:
  5.46%, 9/11/98........................................................................    5,000,000          4,945,400
  5.47%, 9/18/98........................................................................   25,000,000         24,699,910
  Banco Mercantile Del Norte SA:
  5.33%, 10/27/98.......................................................................   15,000,000         14,737,942
  5.43%, 11 /24/98......................................................................   10,000,000          9,779,783
  Garanti Funding Corp.:
  I, Series A, 5.39%, 7/27/98...........................................................    5,000,000          4,980,536
  I, Series B, 5.52%, 7/30/98...........................................................    5,000,000          4,977,767
  II, Series A, 5.39%, 7/27/98..........................................................   10,000,000          9,961,072
  II, Series A, 5.525%, 7/29/98.........................................................   10,000,000          9,957,028
  II, Series B, 5.53%, 7/30/98..........................................................   10,000,000          9,955,453
  II, Series B, 5.38%, 7/14/98..........................................................   10,000,000          9,980,572
  Unia Banco-Uniao de Bancos Brasileiros SA, Grand Cayman,
  Series A, 5.50%, 11/23/98 ............................................................   10,000,000          9,778,472
Credit Suisse, guaranteeing commercial paper of:
  CEMEX SA de C.V.:
  Series A, 5.415%, 7/10/98 ............................................................   10,000,000          9,986,462
  Series A, 5.52%, 8/26/98..............................................................   10,000,000          9,914,133
  Series A, 5.53%, 10/19/98.............................................................   25,000,000         24,577,569
  Series B, 5.51%, 9/17/98..............................................................   15,000,000         14,820,925
  Daewoo International (America) Corp.:
  5.52%, 7/7/98.........................................................................   13,000,000         12,988,040
  5.52%, 12/2/98........................................................................    7,000,000          6,835,306
  5.50%, 10/23/98.......................................................................   10,000,000          9,825,833

Centennial Money Market Trust


                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
LETTERS OF CREDIT (CONTINUED)

  Guandong Enterprises (Holdings) Ltd., 5.53%, 9/4/98 ................................. $ 10,000,000    $     9,900,153
  Minmetals Capitals & Securities, Inc., 5.40%, 8/24/98 ...............................   40,000,000         39,673,525
Societe Generale, guaranteeing commercial paper of PEMEX Capital, Inc.:
  Series A, 5.54%, 11/5/98.............................................................   20,000,000         19,609,122
  Series A, 5.49%, 7/17/98.............................................................   15,000,000         14,963,400
  Series A, 5.51%, 11/24/98............................................................   40,000,000         39,106,156
  Series A, 5.515%, 10/2/98............................................................   25,000,000         24,643,823
  Series A, 5.52%, 8/28/98.............................................................   20,000,000         19,822,133
  Series A, 5.55%, 9/21/98.............................................................   25,000,000         24,683,958
Swiss Bank Corp., guaranteeing commercial paper of PEMEX Capital, Inc.,
  5.52%, 9/18/98.......................................................................   10,000,000          9,878,867
                                                                                                         ---------------
Total Letters of Credit                                                                                   1,095,961,714
                                                                                                         ---------------
SHORT-TERM NOTES--81.6%

ASSET-BACKED--12.9%

Asset Backed Capital Finance, Inc.:
  5.39%, 7/22/98(3)....................................................................   54,400,000         54,228,815
  5.41%, 8/3/98(3).....................................................................   22,600,000         22,487,923
  5.47%, 10/22/98(3)...................................................................   40,700,000         40,001,192
  5.48%, 9/1/98(3).....................................................................   30,900,000         30,608,373
  5.51%, 7/1/98(3).....................................................................   50,000,000         50,000,000
  5.52%, 12/8/98(3)....................................................................   29,200,000         28,483,627
  5.52%, 7/7/98(3).....................................................................   20,700,000         20,680,956
  5.55%, 11/2/98(3)....................................................................   65,000,000         63,760,000
  5.70%, 9/15/98(1) (2)................................................................   15,000,000         15,000,000
  5.73%, 5/24/98(1) (2)................................................................   40,000,000         40,000,000
  5.73%, 9/18/98(1) (2)................................................................   50,000,000         50,000,000
  5.771%, 8/2/98(1) (2)................................................................   10,000,000         10,001,899

Beta Finance, Inc.:
  5.38%, 8/10/98(3)....................................................................   24,500,000         24,353,544
  5.445%, 9/24/98(3)...................................................................   25,000,000         24,678,594
  5.45%, 9/14/98(3)....................................................................   10,500,000         10,380,781
  5.46%, 9/28/98(3)....................................................................   10,000,000          9,865,017
  5.46%, 9/30/98(3)....................................................................   25,000,000         24,654,958
  5.46%, 9/8/98(3).....................................................................   30,000,000         29,686,050
  5.39%, 7/27/98(3)....................................................................   14,500,000         14,443,555
CIESCO LP, 5.70%, 7/2/98 ..............................................................   12,175,000         12,173,072
Cooperative Assn. of Tractor Dealers:
  5.45%, 9/28/98.......................................................................    4,919,000          4,852,723
  Series A, 5.40%, 7/17/98.............................................................   13,000,000         12,968,800
  Series A, 5.42%, 8/21/98.............................................................   11,000,000         10,915,538
  Series A, 5.47%, 9/1/98..............................................................    4,800,000          4,754,781

Centennial Money Market Trust


                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
ASSET-BACKED (CONTINUED)

Cooperative Assn. of Tractor Dealers: (Continued)
  Series A, 5.53%, 9/9/98.............................................................. $ 10,700,000    $    10,584,945
  Series A, 5.87%, 7/10/98.............................................................    8,000,000          7,988,260
CXC, Inc.:
  5.45%, 9/14/98(3)....................................................................   15,000,000         14,829,687
  5.48%, 8/17/98(3)....................................................................    5,000,000          4,964,228
  5.50%, 12/16/98(3)...................................................................   33,000,000         32,153,000
  5.51%, 9/25/98(3)....................................................................   50,000,000         49,341,861
  5.515%, 12/7/98(3)...................................................................   43,000,000         41,952,610
  5.52%, 9/11/98(3)....................................................................   35,000,000         34,613,600
  5.52%, 9/28/98(3)....................................................................   30,000,000         29,590,600
  5.523%, 11/16/98(3)..................................................................   35,000,000         34,258,997
Enterprise Funding Corp.:
  5.39%, 8/20/98(3)....................................................................   22,987,000         22,814,917
  5.45%, 8/27/98(3)....................................................................   26,419,000         26,191,026
  5.45%, 9/21/98(3)....................................................................   23,759,000         23,464,058
  5.45%, 9/9/98(3).....................................................................    9,000,000          8,904,625
  5.47%, 8/18/98(3)....................................................................   15,724,000         15,609,320
  5.48%, 9/23/98(3)....................................................................    6,227,000          6,147,377
  5.49%, 12/14/98(3)...................................................................   11,420,000         11,130,903
Eureka Securitization:
  5.10%, 9/17/98(3)....................................................................   40,000,000         39,522,467
  5.49%, 7/10/98(3)....................................................................   10,000,000          9,986,275
  5.52%, 8/28/98(3)....................................................................   30,000,000         29,733,200
  5.54%, 7/23/98(3)....................................................................   30,000,000         29,898,433
  5.60%, 8/7/98(3).....................................................................   30,000,000         29,827,333
  5.65%, 7/9/98(3).....................................................................   50,000,000         49,937,222
Falcon Asset Securitization Corp., 5.44%, 9/21/98(3)                                      22,025,000         21,752,086
New Center Asset Trust:
  5.39%, 8/17/98.......................................................................   25,000,000         24,824,076
  5.45%, 7/20/98.......................................................................   30,000,000         29,913,708
  5.53%, 7/1/98........................................................................   40,000,000         40,000,000
Preferred Receivables Funding Corp.:
  5.40%, 8/12/98(3)....................................................................   25,000,000         24,842,500
  5.45%, 9/21/98(3)....................................................................   10,000,000          9,875,861
  5.49%, 11/23/98(3)...................................................................    7,000,000          6,845,212
  5.49%, 12/17/98(3)...................................................................   22,340,000         21,764,242
  5.495%, 12/21/98(3)..................................................................    8,400,000          8,178,185
  5.51%, 10/13/98(3)...................................................................   11,875,000         11,685,976
  5.51%, 9/28/98(3)....................................................................    8,165,000          8,053,777
  5.52%, 11/12/98(3)...................................................................   27,500,000         26,935,860
  5.52%, 9/25/98(3)....................................................................   13,000,000         12,828,573
RACERS Series 1998-MM-3-5 144A, 5.687%, 7/30/98(1) (2)                                    10,000,000         10,000,000

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
ASSET-BACKED (CONTINUED)

Sigma Finance, Inc.:
  5.39%, 7/15/98(3).................................................................... $ 55,000,000     $   54,884,617
  5.39%, 8/11/98(3)....................................................................   30,000,000         29,815,842
  5.39%, 8/6/98(3).....................................................................   40,000,000         39,784,400
  5.395%, 8/18/98(3)...................................................................   20,000,000         19,856,133
  5.40%, 7/28/98(3)....................................................................   11,730,000         11,682,493
  5.41%, 7/30/98(3)....................................................................   25,000,000         24,891,049
  5.41%, 8/4/98(3).....................................................................   45,000,000         44,770,075
  5.44%, 10/1/98(3)....................................................................   50,000,000         49,304,889
  5.44%, 10/15/98(3)...................................................................   47,000,000         46,244,956
  5.44%, 9/10/98(3)....................................................................   12,000,000         11,871,253
  5.45%, 11/8/98(3)....................................................................   26,000,000         25,610,325
  5.45%, 9/23/98(3)....................................................................   20,000,000         19,745,667
  5.47%, 9/16/98(3)....................................................................   15,000,000         14,824,504
  5.48%, 9/30/98(3)....................................................................   40,000,000         39,445,911
  5.52%, 11/9/98(3)....................................................................   10,000,000          9,799,133
  5.58%, 8/28/98(3)....................................................................   22,500,000         22,297,725
SMM Trust, 5.656%, 7/29/98(1) (2) .....................................................   30,000,000         30,000,000
Ullswater Corp., 5.50%, 7/7/98 ........................................................   18,000,000         17,983,500
                                                                                                         ---------------
                                                                                                          1,942,737,670
                                                                                                         ---------------

AUTOMOTIVE--4.0%

BMW US Capital Corp.:
  5.47%, 11/2/98.......................................................................   25,000,000         24,528,972
  5.47%, 11/4/98.......................................................................   25,000,000         24,521,375
  5.47%, 11/5/98.......................................................................   25,000,000         24,517,576
  5.495%, 11/20/98.....................................................................   35,490,000         34,720,764
  5.495%, 9/28/98......................................................................   15,000,000         14,796,227
  5.50%, 7/1/98........................................................................  113,500,000        113,500,000
  5.51%, 9/24/98.......................................................................   50,000,000         49,349,514
  5.52%, 9/15/98.......................................................................   25,810,000         25,509,227
  5.54%, 9/14/98.......................................................................   10,000,000          9,884,583
  5.56%, 8/21/98.......................................................................   50,000,000         49,606,167
  5.60%, 7/13/98.......................................................................   50,000,000         49,906,667
  5.60%, 7/16/98.......................................................................  100,000,000         99,766,667
  5.60%, 7/29/98.......................................................................   84,235,000         83,868,110
                                                                                                         ---------------
                                                                                                            604,475,849
                                                                                                         ---------------

BANK HOLDING COMPANIES--2.4%

BankBoston Corp.:
  5.576%, 9/29/98(1)...................................................................   25,000,000         24,992,717
  5.71%, 9/10/98(1)....................................................................   20,000,000         20,000,000
Corestates Capital DTC, 5.47%, 9/30/98 ................................................   20,000,000         19,723,461

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
BANK HOLDING COMPANIES (CONTINUED)

First Chicago Financial Corp.:
  5.40%, 8/14/98....................................................................... $ 15,000,000    $    14,901,000
  5.46%, 10/9/98.......................................................................   25,000,000         24,620,833
  5.46%, 9/11/98.......................................................................   22,000,000         21,759,760
  5.52%, 9/16/98.......................................................................   46,958,000         46,403,583
Morgan (J.P.) & Co., Inc.:
  5.37%, 7/17/98.......................................................................   80,000,000         79,808,933
  5.39%, 7/10/98.......................................................................   44,400,000         44,340,171
NationsBank Corp.:
  5.39%, 7/30/98.......................................................................   20,000,000         19,913,161
  5.49%, 12/30/98......................................................................   50,000,000         48,612,250
                                                                                                         ---------------
                                                                                                            365,075,869
                                                                                                         ---------------

BEVERAGES--3.7%

Coca-Cola Enterprises, Inc.:
  5.40%, 8/28/98(3)....................................................................   10,000,000          9,913,000
  5.45%, 9/14/98(3)....................................................................   20,000,000         19,772,917
  5.45%, 9/23/98(3)....................................................................   50,000,000         49,364,167
  5.46%, 10/29/98(3)...................................................................   25,000,000         24,545,000
  5.47%, 10/26/98(3)...................................................................   15,000,000         14,733,337
  5.47%, 8/20/98(3)....................................................................   30,000,000         29,772,083
  5.47%, 9/1/98(3).....................................................................   15,000,000         14,858,692
  5.48%, 10/16/98(3)...................................................................   25,000,000         24,592,806
  5.48%, 10/23/98(3)...................................................................   40,000,000         39,307,450
  5.48%, 10/28/98(3)...................................................................   28,000,000         27,492,796
  5.50%, 12/14/98(3)...................................................................   50,000,000         48,731,944
  5.50%, 12/16/98(3)...................................................................   30,000,000         29,230,000
  5.50%, 12/17/98(3)...................................................................   25,000,000         24,354,514
  5.50%, 12/18/98(3)...................................................................   25,000,000         24,350,694
  5.50%, 12/21/98(3)...................................................................   36,000,000         35,048,500
  5.50%, 12/23/98(3)...................................................................    8,000,000          7,786,111
  5.52%, 11/16/98(3)...................................................................   22,000,000         21,534,480
  5.53%, 9/29/98(3)....................................................................   49,000,000         48,323,325
  5.54%, 9/18/98(3)....................................................................   25,000,000         24,696,069
  5.55%, 11/10/98(3)...................................................................   25,000,000         24,491,250
  5.55%, 8/7/98(3).....................................................................   15,000,000         14,914,437
                                                                                                         ---------------
                                                                                                            557,813,572
                                                                                                         ---------------

BROKER/DEALERS--22.7%

Bear Stearns Cos., Inc.:
  5.39%, 7/10/98.......................................................................   50,000,000         49,932,375
  5.39%, 7/24/98.......................................................................   30,000,000         29,896,692
  5.39%, 8/7/98........................................................................   50,000,000         49,722,500

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
BROKER/DEALERS (CONTINUED)

Bear Stearns Cos., Inc.: (Continued)
  5.395%, 7/16/98...................................................................... $ 25,000,000    $    24,943,802
  5.425%, 7/23/98......................................................................   30,000,000         29,900,542
  5.44%, 8/21/98.......................................................................   25,000,000         24,807,333
  5.44%, 9/25/98.......................................................................   15,000,000         14,805,067
  5.45%, 10/22/98......................................................................   15,000,000         14,743,396
  5.45%, 9/18/98.......................................................................   25,000,000         24,701,007
  5.46%, 8/14/98.......................................................................   35,000,000         34,766,433
  5.47%, 10/28/98......................................................................    7,500,000          7,364,390
  5.50%, 7/17/98.......................................................................   55,000,000         54,865,689
  5.50%, 9/24/98.......................................................................   25,000,000         24,675,347
  5.505%, 12/17/98.....................................................................   30,000,000         29,224,713
  5.52%, 11/9/98.......................................................................   25,000,000         24,497,833
  5.626%, 7/23/98(1)...................................................................   15,000,000         15,000,000
  5.627%, 8/12/98(1)...................................................................   25,000,000         25,000,000
  5.631%, 8/27/98(1)...................................................................   25,000,000         25,000,000
  5.632%, 7/17/98(1)...................................................................   10,000,000         10,000,000
  5.636%, 7/13/98(1)...................................................................   50,000,000         50,000,000
  5.636%, 7/15/98(1)...................................................................   15,000,000         15,000,000
  5.636%, 7/10/98(1)...................................................................   45,000,000         45,000,000
  5.636%, 7/22/98(1)...................................................................   25,000,000         25,000,000
  5.651%, 8/13/98(1)...................................................................   10,000,000         10,000,000
  5.659%, 8/4/98(1)....................................................................   35,000,000         35,000,000
  5.73%, 9/23/98(1)....................................................................   20,000,000         20,000,000
  5.751%, 7/9/98(1)....................................................................   15,000,000         15,000,000
  5.806%, 7/6/98(1)....................................................................    5,000,000          5,000,961
Credit Suisse First Boston:
  5.631%, 9/18/98(1) (4)...............................................................   60,000,000         60,000,000
  5.81%, 9/18/98(1) (4)................................................................   65,000,000         65,000,000
Goldman Sachs Group, LP Promissory Nts.:
  5.652%, 9/17/98(1)...................................................................   20,000,000         20,000,000
  5.68%, 8/4/98(1).....................................................................   30,000,000         30,000,000
Goldman Sachs Group, LP:
  5.48%, 11/12/98......................................................................   30,000,000         29,388,067
  5.50%, 10/14/98......................................................................   50,000,000         49,197,917
  5.51%, 10/9/98.......................................................................   50,000,000         49,234,722
  5.51%, 9/18/98.......................................................................   50,000,000         49,395,431
  5.51%, 9/24/98.......................................................................   45,000,000         44,414,563
  5.65%, 7/8/98........................................................................   20,000,000         20,000,000
  5.652%, 7/1/98(1)....................................................................   35,000,000         35,000,000
  5.688%, 10/21/98.....................................................................   15,000,000         15,000,000
  5.73%, 7/8/98........................................................................   25,000,000         25,000,000
  5.73%, 8/3/98........................................................................   30,000,000         30,000,000

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
BROKER/DEALERS (CONTINUED)

Lehman Brothers Holdings, Inc.:
  5.40%, 7/15/98....................................................................... $ 25,000,000    $    24,947,500
  5.41%, 8/14/98.......................................................................   50,000,000         49,669,389
  5.41%, 8/27/98.......................................................................   75,000,000         74,356,573
  5.42%, 8/12/98.......................................................................   20,000,000         19,873,533
  5.43%, 7/13/98.......................................................................   50,000,000         49,909,333
  5.46%, 9/18/98.......................................................................   12,000,000         11,856,220
  5.52%, 12/8/98.......................................................................   35,000,000         34,141,333
  5.53%, 11/25/98......................................................................   40,000,000         39,096,767
  5.658%, 7/20/98(1)...................................................................   15,000,000         15,000,000
  5.70%, 9/15/98(1)....................................................................   89,000,000         89,001,221
  7.625%, 8/1/98.......................................................................    5,000,000          5,007,711
Merrill Lynch & Co., Inc.:
  5.38%, 8/12/98.......................................................................   20,000,000         19,874,467
  5.39%, 8/21/98.......................................................................   30,000,000         29,770,925
  5.39%, 8/28/98.......................................................................   25,000,000         24,782,903
  5.39%, 8/31/98.......................................................................   25,000,000         24,771,674
  5.43%, 10/14/98......................................................................    6,000,000          5,904,975
  5.43%, 9/4/98........................................................................   45,000,000         44,558,000
  5.45%, 10/26/98......................................................................   15,000,000         14,734,313
  5.46%, 9/18/98.......................................................................   20,000,000         19,760,367
  5.46%, 9/8/98........................................................................   20,000,000         19,790,700
  5.47%, 10/23/98......................................................................   20,000,000         19,653,567
  5.47%, 10/28/98......................................................................   40,000,000         39,276,744
  5.49%, 11/6/98.......................................................................   20,000,000         19,609,600
  5.50%, 12/4/98.......................................................................   30,000,000         29,285,000
  5.50%, 7/31/98.......................................................................   75,000,000         74,660,375
  5.51%, 9/28/98.......................................................................   30,000,000         29,591,342
  5.51%, 9/30/98.......................................................................   20,000,000         19,721,439
  5.52%, 11/30/98......................................................................   15,000,000         14,650,400
  5.52%, 9/25/98.......................................................................   10,000,000          9,868,133
  5.592%, 7/8/98(1)....................................................................   22,000,000         22,000,000
  5.618%, 7/20/98(1)...................................................................   15,000,000         15,000,000
  5.68%, 9/22/98(1)....................................................................   20,000,000         19,999,556
  5.71%, 7/13/98(1)....................................................................   25,000,000         25,000,000
  5.72%, 9/22/98(1)....................................................................   25,000,000         25,000,000
  5.89%, 8/17/98(1)....................................................................   25,000,000         25,004,562
  5.96%, 10/9/98.......................................................................   25,000,000         25,015,030
  6.07%, 8/17/98(1)....................................................................   25,000,000         25,039,581
Morgan Stanley Dean Witter & Co.:
  5.38%, 8/17/98.......................................................................   40,000,000         39,719,044
  5.40%, 7/29/98.......................................................................   25,000,000         24,895,000
  5.45%, 10/19/98......................................................................   40,000,000         39,333,889
  5.45%, 9/2/98........................................................................   50,000,000         49,523,125

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
BROKER/DEALERS (CONTINUED)

Morgan Stanley Dean Witter & Co.: (Continued)
  5.51%, 11/2/98....................................................................... $ 35,000,000    $    34,335,739
  5.616%, 7/28/98(1)...................................................................   40,000,000         40,000,656
  5.75%, 7/6/98........................................................................   50,000,000         49,960,069
  6.50%, 7/1/98(1).....................................................................  200,000,000        200,000,000
Salomon Smith Barney Holdings, Inc.:
  5.45%, 10/19/98......................................................................   45,000,000         44,250,625
  5.40%, 8/6/98........................................................................   25,000,000         24,865,000
  5.41%, 7/20/98.......................................................................   30,000,000         29,914,342
  5.43%, 10/5/98.......................................................................   25,000,000         24,638,000
  5.45%, 9/8/98........................................................................   25,000,000         24,738,854
  5.46%, 9/4/98........................................................................   25,000,000         24,753,542
  5.49%, 11/3/98.......................................................................   25,000,000         24,523,438
  5.50%, 10/15/98......................................................................   50,000,000         49,190,278
  5.50%, 11/16/98......................................................................   43,000,000         42,093,417
  5.50%, 7/10/98.......................................................................   80,000,000         79,888,500
  5.515%, 9/10/98......................................................................   70,000,000         69,238,229
  5.52%, 10/13/98......................................................................   25,000,000         24,601,333
  5.52%, 11/13/98......................................................................   50,000,000         48,967,813
  5.52%, 7/30/98.......................................................................   40,000,000         39,822,133
  5.53%, 7/13/98.......................................................................   25,000,000         24,953,917
  5.717%, 7/20/98(1)...................................................................   30,000,000         30,000,000
  5.739%, 7/30/98(1)...................................................................   20,000,000         20,000,000
  6.04%, 7/9/98........................................................................    7,000,000          7,000,217
                                                                                                         ---------------
                                                                                                          3,421,869,173
                                                                                                         ---------------

BUILDING MATERIALS--0.3%

Compagnie de Saint Gobain, 5.49%, 12/15/98(3)..........................................   50,000,000         48,726,625
                                                                                                         ---------------
CHEMICALS--0.8%

Henkel Corp.:
  5.37%, 8/11/98(3)....................................................................   13,000,000         12,920,494
  5.39%, 7/13/98(3)....................................................................   12,000,000         11,978,440
  5.46%, 10/2/98(3)....................................................................   19,000,000         18,732,005
  5.46%, 10/28/98(3)...................................................................   12,000,000         11,783,420
  5.495%, 10/26/98(3)..................................................................   12,000,000         11,785,695

Monsanto Co.:
  5.31%, 7/16/98(3)....................................................................   22,700,000         22,649,776
  5.50%, 10/8/98.......................................................................   10,000,000          9,848,750
  5.51%, 10/6/98.......................................................................   25,000,000         24,628,840
                                                                                                         ---------------
                                                                                                            124,327,420
                                                                                                         ---------------

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
COMMERCIAL FINANCE--8.0%

CIT Group Holdings, Inc.:
  5.455%, 10/21/98..................................................................... $ 50,000,000    $    49,151,444
  5.48%, 9/30/98.......................................................................   25,000,000         24,653,694
  5.50%, 9/14/98.......................................................................   20,000,000         19,770,833
  5.50%, 9/28/98.......................................................................   50,000,000         49,320,139
  5.56%, 8/22/98(1)....................................................................   15,000,000         14,994,336
  5.89%, 9/18/98(1)....................................................................   25,000,000         25,003,859

Countrywide Home Loans:
  5.53%, 8/31/98.......................................................................   50,000,000         49,531,486
  5.535%, 9/8/98.......................................................................   25,000,000         24,734,781
  5.54%, 7/9/98........................................................................   50,000,000         49,938,444
  5.54%, 8/25/98.......................................................................   15,000,000         14,873,042
  5.54%, 8/26/98.......................................................................   50,000,000         49,569,111
  5.54%, 8/27/98.......................................................................   50,000,000         49,561,417
  5.55%, 7/23/98.......................................................................   50,000,000         49,828,889
  5.56%, 8/18/98.......................................................................   45,000,000         44,666,400
  5.60%, 7/13/98.......................................................................   50,000,000         49,906,667
  5.60%, 7/29/98.......................................................................   50,000,000         49,782,222
  5.891%, 5/28/98(1)...................................................................   10,000,000         10,003,890

FINOVA Capital Corp.:
  5.44%, 7/24/98.......................................................................   50,000,000         49,826,222
  5.47%, 10/30/98......................................................................   28,000,000         27,485,212
  5.47%, 9/18/98.......................................................................   35,000,000         34,579,874
  5.48%, 9/10/98.......................................................................   15,000,000         14,837,883
  5.48%, 9/11/98.......................................................................   55,000,000         54,397,200
  5.48%, 9/4/98........................................................................   15,000,000         14,851,583
  5.49%, 10/22/98......................................................................   30,000,000         29,483,025
  5.49%, 8/25/98.......................................................................   25,000,000         24,790,313
  5.49%, 8/28/98.......................................................................    8,000,000          7,929,240
  5.52%, 11/2/98.......................................................................   20,000,000         19,619,733
  5.52%, 8/7/98........................................................................   15,000,000         14,914,900
  5.53%, 10/5/98.......................................................................   10,000,000          9,852,533
  5.53%, 11/23/98......................................................................   30,000,000         29,331,792
  5.53%, 9/14/98.......................................................................   10,000,000          9,884,792
  5.55%, 11/12/98......................................................................   15,000,000         14,690,125
  5.55%, 11/13/98......................................................................   30,000,000         29,378,438
  5.55%, 11/9/98.......................................................................   23,000,000         22,535,496
  5.55%, 7/16/98.......................................................................   25,000,000         24,942,188
  5.56%, 11/6/98.......................................................................   14,500,000         14,213,351

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
COMMERCIAL FINANCE (CONTINUED)

Heller Financial, Inc.:
  5.668%, 9/29/98(1)................................................................... $ 25,000,000    $    24,998,767
  5.70%, 7/16/98(1)....................................................................   45,000,000         44,998,681
  5.70%, 7/7/98(1).....................................................................   50,000,000         50,000,000
  5.938%, 9/16/98(1)...................................................................   20,000,000         20,000,000
                                                                                                         ---------------
                                                                                                          1,212,832,002
                                                                                                         ---------------

CONSUMER FINANCE--1.9%

Beneficial Corp.:
  5.50%, 7/14/98.......................................................................   35,000,000         34,930,486
  5.505%, 9/23/98......................................................................   35,000,000         34,550,425
  5.52%, 9/11/98.......................................................................   50,000,000         49,448,000
  5.525%, 9/3/98.......................................................................   50,000,000         49,508,889
  5.55%, 8/6/98........................................................................   45,000,000         44,750,250
Island Finance Puerto Rico, Inc.:
  5.63%, 8/3/98........................................................................   10,400,000         10,346,327
  5.51%, 9/24/98.......................................................................   10,000,000          9,869,903
Sears Roebuck Acceptance Corp., 5.41%, 8/21/98 ........................................   50,000,000         49,616,792
                                                                                                         ---------------
                                                                                                            283,021,072
                                                                                                         ---------------

DIVERSIFIED FINANCIAL--8.2%

Associates Corp. of North America, 5.51%, 9/4/98 ......................................   50,000,000         49,502,569
Ford Motor Credit Co.:
  5.70%, 9/25/98(1)....................................................................   25,000,000         24,998,501
  5.70%, 9/25/98(1)....................................................................   25,000,000         24,996,524
General Electric Capital Services:
  5.36%, 9/1/98........................................................................   30,000,000         29,723,067
  5.41%, 8/10/98.......................................................................   50,000,000         49,699,444
  5.46%, 10/16/98......................................................................   50,000,000         49,188,583
  5.47%, 11/6/98.......................................................................   50,000,000         49,027,556
  5.49%, 12/14/98......................................................................   50,000,000         48,734,250
  5.50%, 10/16/98......................................................................   50,000,000         49,182,639
  5.50%, 12/7/98.......................................................................   50,000,000         48,785,417
  5.50%, 7/2/98........................................................................   25,000,000         24,996,181
  5.50%, 9/28/98.......................................................................   50,000,000         49,320,139
  5.51%, 11/16/98......................................................................   40,000,000         39,155,133
  5.57%, 9/3/98(1).....................................................................   30,000,000         29,986,411
  6.50%, 7/1/98........................................................................  171,000,000        171,000,000
General Motors Acceptance Corp.:
  5.36%, 9/1/98........................................................................   25,000,000         24,769,222
  5.375%, 8/28/98......................................................................   25,000,000         24,783,507

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
DIVERSIFIED FINANCIAL (CONTINUED)

General Motors Acceptance Corp.: (Continued)
  5.455%, 8/21/98...................................................................... $ 50,000,000    $    49,613,604
  5.51%, 7/1/98........................................................................   25,000,000         25,000,000
  5.568%, 9/23/98(1)...................................................................   15,000,000         15,000,000
  5.70%, 7/22/98(1)....................................................................   25,000,000         25,000,863
Household Finance Corp.:
  5.556%, 7/29/98(1)...................................................................   15,000,000         14,992,321
  5.568%, 8/28/98(1)...................................................................   25,000,000         24,987,235
  5.637%, 9/9/98(1)....................................................................   40,000,000         40,000,000
Prudential Funding Corp.:
  5.35%, 7/10/98.......................................................................   25,000,000         24,966,563
  5.44%, 9/16/98.......................................................................   25,000,000         24,709,111
  5.49%, 12/11/98......................................................................   50,000,000         48,757,125
  5.49%, 12/9/98.......................................................................   40,000,000         39,017,900
  5.50%, 11/18/98......................................................................   36,500,000         35,719,306
  5.50%, 11/9/98.......................................................................   50,000,000         48,999,306
  5.51%, 11/3/98.......................................................................   40,000,000         39,234,722
                                                                                                         ---------------
                                                                                                          1,243,847,199
                                                                                                         ---------------

ELECTRONICS--0.0%

Avnet, Inc., 5.49%, 7/10/98............................................................    5,000,000          4,993,138
                                                                                                         ---------------
HEALTHCARE/SUPPLIES & SERVICES--1.6%

Baxter International, Inc.:
  5.55%, 7/27/98(3)....................................................................    7,500,000          7,469,938
  5.57%, 7/8/98(3).....................................................................   20,000,000         19,978,339
  5.58%, 7/1/98........................................................................   30,000,000         30,000,000
  5.59%, 8/12/98(3)....................................................................   27,000,000         26,823,915
  5.625%, 8/14/98......................................................................   29,000,000         28,800,625
  5.64%, 7/10/98(3)....................................................................   25,000,000         24,964,750
  5.64%, 7/31/98.......................................................................   21,000,000         20,901,300
  5.64%, 7/9/98(3).....................................................................   25,000,000         24,968,667
  5.65%, 8/5/98........................................................................   10,000,000          9,945,069
  6.25%, 7/2/98(3).....................................................................   22,000,000         21,996,181
  6.30%, 7/1/98(3).....................................................................   32,000,000         32,000,000
                                                                                                         ---------------
                                                                                                            247,848,784
                                                                                                         ---------------

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
INDUSTRIAL SERVICES--0.3%

Atlas Copco AB:
  5.55%, 8/31/98(3).................................................................... $ 25,000,000    $    24,764,896
  5.55%, 9/11/98(3)....................................................................   10,000,000          9,889,000
  5.58%, 7/28/98(3)....................................................................    7,850,000          7,817,148
                                                                                                        ---------------
                                                                                                             42,471,044
                                                                                                        ---------------

INSURANCE--10.0%

AIG Life Insurance Co., 5.645%, 7/1/98(1) .............................................   20,000,000         20,000,000
Allstate Life Insurance Co., 5.652%, 7/1/98(1) ........................................   50,000,000         50,000,000
Combined Insurance Co. of America, 5.71%, 7/1/98(1)(2) ................................   50,000,000         50,000,000
First All America Financial, 5.666%, 7/1/98(1) ........................................   30,000,000         30,000,000
GE Financial Assurance Holdings, Inc.:
  5.51%, 8/31/98.......................................................................   25,000,000         24,766,590
  5.52%, 7/1/98........................................................................   28,000,000         28,000,000
  5.52%, 7/29/98.......................................................................   30,000,000         29,871,200
General American Life Insurance Co., 5.85%, 7/1/98(1) .................................  155,000,000        155,000,000
Jackson National Life Insurance Co.:
  5.67%, 7/30/98(1)....................................................................   70,000,000         70,000,000
  5.67%, 7/1/98(1).....................................................................   45,000,000         45,000,000
John Hancock Capital Corp., 5.672%, 7/1/98(1) .........................................  100,000,000        100,000,000
Pacific Mutual Life Insurance Co., 5.649%, 7/1/98(1) (2) ..............................   90,000,000         90,000,000
Principal Mutual Life Insurance Co., 5.68%, 7/1/98(1) .................................   95,000,000         95,000,000
Protective Life Insurance Co.:
  5.708%, 7/1/98(1)....................................................................   25,000,000         25,000,000
  5.802%, 7/1/98(1)....................................................................   30,000,000         30,000,000
Prudential Life Insurance Co., 5.691%, 7/1/98(1) ......................................  200,000,000        200,000,000
TransAmerica Life Insurance & Annuity Co.:
  5.652%, 7/1/98(1)....................................................................   75,000,000         75,000,000
  5.652%, 7/1/98(1)....................................................................   25,000,000         25,000,000
  5.652%, 7/1/98(1)....................................................................   50,000,000         50,000,000
  5.865%, 7/1/98(1)....................................................................   38,000,000         38,000,000
Transamerica Occidental Corp., 5.652%, 7/1/98(1) ......................................   50,000,000         50,000,000
Travelers Insurance Co.:
  5.664%, 7/1/98(1) (2)................................................................   40,000,000         40,000,000
  5.664%, 7/1/98(1) (2)................................................................   48,000,000         48,000,000
Western National Life Insurance Company, 5.652%, 7/1/98(1) ............................   50,000,000         50,000,000
Western-Southern Life Funding, 5.652%, 7/1/98(1).......................................  100,000,000        100,000,000
                                                                                                        ---------------
                                                                                                          1,518,637,790
                                                                                                        ---------------

Centennial Money Market Trust

                                                                                             FACE             VALUE
                                                                                            AMOUNT         SEE NOTE 1
                                                                                        -------------   ----------------
LEASING & FACTORING--2.8%

American Honda Finance Corp.:
  5.52%, 7/30/98....................................................................... $ 23,500,000    $   23,395,503
  5.52%, 9/11/98.......................................................................   35,000,000        34,613,600
  5.626%, 7/8/98(1) (2)................................................................   25,000,000        25,000,000
  5.658%, 7/9/98(1) (2)................................................................   10,000,000         9,999,622
  5.687%, 7/20/98(1) (2)...............................................................   17,000,000        17,000,000
  5.687%, 7/20/98(1) (2)...............................................................   18,000,000        18,000,000
  5.687%, 7/27/98(1)...................................................................   10,000,000        10,000,000
  5.70%, 7/17/98.......................................................................   12,460,000        12,428,435

Hertz Corp.:
  5.38%, 9/4/98........................................................................   25,000,000        24,757,153
  5.39%, 8/7/98........................................................................   50,000,000        49,720,830
  5.40%, 8/31/98.......................................................................   20,000,000        19,817,000
  5.52%, 8/28/98.......................................................................   75,000,000        74,332,396
  5.53%, 8/21/98.......................................................................   30,000,000        29,764,975
  5.63%, 7/7/98........................................................................   50,000,000        49,953,083

International Lease Finance Corp., 5.36%, 7/24/98 .....................................   20,000,000        19,931,511
                                                                                                       ---------------
                                                                                                           418,714,108
                                                                                                       ---------------

NONDURABLE HOUSEHOLD GOODS--0.4%

Avon Capital Corp., 5.70%, 7/6/98(3) ..................................................   20,000,000        19,984,167
Newell Co.:
  5.54%, 7/13/98(3)....................................................................   20,000,000        19,963,067
  5.55%, 7/10/98(3)....................................................................   20,000,000        19,972,250
                                                                                                       ---------------
                                                                                                            59,919,484
                                                                                                       ---------------

OIL-INTEGRATED--1.6%

Fina Oil & Chemical Co.:
  5.52%, 11/19/98(3)...................................................................   10,000,000          9,783,800
  5.54%, 7/22/98(3)....................................................................   15,000,000         14,951,525

Koch Industries, Inc.:
  5.70%, 7/8/98(3).....................................................................   21,765,000         21,740,877
  6.30%, 7/1/98(3).....................................................................  200,000,000        200,000,000
                                                                                                        ---------------
                                                                                                            246,476,202
                                                                                                        ---------------
Total Short-Term Notes ................................................................                  12,343,787,001
                                                                                                        ---------------

U.S. GOVERNMENT AGENCIES--0.4%

Federal Home Loan Bank, 5.525%, 1/27/99 ...............................................   50,000,000         50,000,000
Student Loan Marketing Assn., 5.56%, 1/27/99 ..........................................    5,595,000          5,595,000
                                                                                                        ---------------
Total U.S. Government Agencies ........................................................                      55,595,000
                                                                                                        ---------------

Centennial Money Market Trust

FOREIGN GOVERNMENT OBLIGATIONS--0.9%

Bayerische Landesbank Girozentrale:
  5.526%, 7/25/98(1) .................................................................. $ 25,000,000    $    24,988,939
  6%, 10/15/98.........................................................................   25,000,000         25,021,662
Comision Federal de Electricidad:
  5.51%, 8/17/98 ......................................................................   15,000,000         14,892,096
  Series A, 5.56%, 8/25/98 ............................................................   10,000,000          9,915,055
Finnish Export Credit Ltd.:
  5.55%, 7/15/98 ......................................................................    8,000,000          7,982,733
  5.56%, 7/7/98 .......................................................................    5,000,000          4,995,367
Swedish Export Credit Corp., 5.47%, 10/22/98 ..........................................   20,000,000         19,656,606
Westdeutsche Landesbank Girozentrale, 5.43%, 10/7/98 ..................................   35,000,000         34,482,642
                                                                                                        ---------------
Total Foreign Government Obligations ..................................................                     141,935,100
                                                                                                        ---------------
Total Investments, at Value ...........................................................        100.3%    15,160,926,788
Liabilities in Excess of Other Assets .................................................         (0.3)       (46,768,502)
                                                                                               -----    ---------------
Net Assets ............................................................................        100.0%   $15,114,158,286
                                                                                               =====    ===============

Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $514,069,521, or 3.40% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $2,814,234,915, or 18.62% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $125,000,000, or 0.83% of the Trust's net assets as of June 30, 1998.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1998

Centennial Money Market Trust


ASSETS
Investments, at value-see accompanying statement ..............................         $15,160,926,788
Cash ..........................................................................              16,076,089
Receivables:
  Shares of beneficial interest sold ..........................................              80,326,622
  Interest ....................................................................              44,937,871
Other .........................................................................                 613,936
                                                                                        ---------------
    Total assets ..............................................................          15,302,881,306
                                                                                        ---------------

LIABILITIES Payables and other liabilities:
  Shares of beneficial interest redeemed ......................................             159,898,463
  Dividends ...................................................................              24,616,987
  Service plan fees ...........................................................               1,078,515
  Trustees' fees ..............................................................                   1,806
Other .........................................................................               3,127,249
                                                                                        ---------------
    Total liabilities .........................................................             188,723,020
                                                                                        ---------------

NET ASSETS ....................................................................         $15,114,158,286
                                                                                        ===============

COMPOSITION OF NET ASSETS
Paid-in capital ...............................................................         $15,114,053,943
Accumulated net realized gain on investment transactions ......................                 104,343
                                                                                        ---------------


NET ASSETS-applicable to 15,114,586,658 shares of beneficial
  interest outstanding ........................................................         $15,114,158,286
                                                                                        ===============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE ................                   $1.00


See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1998

Centennial Money Market Trust



INVESTMENT INCOME-Interest ..............................................................        $719,829,894
                                                                                                 ------------

EXPENSES
Management fees-Note 3 ..................................................................          45,145,160
Service plan fees-Note 3 ................................................................          25,239,796
Transfer and shareholder servicing agent fees-Note 3 ....................................          11,121,197
Registration and filing fees ............................................................           2,298,939
Shareholder reports .....................................................................           1,210,218
Custodian fees and expenses .............................................................             985,706
Legal, auditing and other professional fees .............................................             175,594
Trustees' fees and expenses .............................................................              59,675
Insurance expenses ......................................................................              12,262
Other ...................................................................................               2,723
                                                                                                 ------------
  Total expenses ........................................................................          86,251,270
Less reimbursement of expenses by Centennial Asset Management Corporation-Note 3 ........          (2,382,437)
                                                                                                 ------------
Net expenses ............................................................................          83,868,833
                                                                                                 ------------

NET INVESTMENT INCOME ...................................................................         635,961,061
                                                                                                 ------------

NET REALIZED GAIN ON INVESTMENTS ........................................................              42,303
                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................        $636,003,364
                                                                                                 ============

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            Year Ended June 30,
                                                                                      1998                      1997
                                                                                   -------------            ------------
OPERATIONS
Net investment income ...............................................            $   635,961,061          $  390,168,132
Net realized gain ...................................................                     42,303                  12,890
                                                                                 ---------------          --------------
Net increase in net assets resulting from operations ................                636,003,364             390,181,022
                                                                                 ---------------          --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .........................               (635,961,061)           (390,443,351)
                                                                                 ---------------          --------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest
  transactions-Note 2 ...............................................              6,051,149,102           2,310,345,177
                                                                                 ---------------          --------------

NET ASSETS
Total increase ......................................................              6,051,191,405           2,310,082,848
Beginning of period .................................................              9,062,966,881           6,752,884,033
                                                                                 ---------------          --------------
End of period .......................................................            $15,114,158,286          $9,062,966,881
                                                                                 ===============          ==============


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Centennial Money Market Trust

                                                                                   Year Ended June 30,
                                                                 -------------------------------------------------------
                                                                 1998         1997         1996         1995        1994
                                                                 ----         ----         ----         ----        ----
PER SHARE OPERATING DATA
Net asset value, beginning of period.................          $1.00        $1.00         $1.00        $1.00       $1.00
Income from investment operations-net investment
  income and net realized gain ......................            .05          .05           .05          .05         .03
Dividends and distributions to shareholders..........           (.05)        (.05)         (.05)        (.05)       (.03)
                                                                ----         ----          ----         ----        ----
Net asset value, end of period.......................          $1.00        $1.00         $1.00        $1.00       $1.00
                                                               =====        =====         =====        =====       =====
TOTAL RETURN(1)......................................           5.16%        4.97%         5.11%        5.07%       2.82%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)..............        $15,114       $9,063        $6,753       $4,812      $2,559
Average net assets (in millions).....................        $12,617       $8,033        $6,077       $3,342      $2,346
Ratios to average net assets:
Net investment income ...............................           5.04%        4.86%         4.99%        5.01%       2.84%
Expenses, before voluntary assumption
  by the manager.....................................           0.68%        0.73%         0.74%        0.77%       0.81%
Expenses, net of voluntary assumption
  by the manager.....................................           0.66%        0.67%         0.69%        0.73%       0.76%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Centennial Money Market Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements-The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes-The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Centennial Money Market Trust


2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                     Year Ended June 30, 1998            Year Ended June 30, 1997
                                    ------------------------------       ------------------------------
                                       Shares            Amount             Shares            Amount
                                    ------------      ------------       ------------      ------------
Sold ........................     40,408,988,871  $ 40,408,988,871     27,792,751,077  $ 27,792,751,077

Issued in connection with
  the acquisition of
  Daily Cash Accumulation
  Fund, Inc.-Note 4 .........      3,461,468,087     3,460,935,372                 --                --

Dividends and
  distributions reinvested ..        613,194,479       613,194,479        378,092,268       378,092,268

Redeemed ....................    (38,431,969,620)  (38,431,969,620)   (25,860,498,168)  (25,860,498,168)
                                 ---------------  ----------------    ---------------  ----------------

  Net increase ..............      6,051,681,817  $  6,051,149,102      2,310,345,177  $  2,310,345,177
                                 ===============  ================    ===============  ================


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Independently of the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Trust to the extent necessary to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. The investment advisory agreement was amended on November 21, 1997 to include in the contractual management fee those additional break points which were previously voluntary.

Centennial Money Market Trust


Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares.

4. ACQUISITION OF DAILY CASH ACCUMULATION FUND, INC.

On November 21, 1997 the Trust acquired the net assets of Daily Cash Accumulation Fund, Inc. The Trust issued 3,461,468,087 shares of beneficial interest, valued at $3,460,935,372, in exchange for the net assets, resulting in combined net assets of $13,332,466,315 on November 21, 1997. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                                  Exhibit A

                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

   S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

IBCA Fitch ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.



TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Exhibit B

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense
Air Transportation
Asset-Backed
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental


Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Information Technology
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

                                   Exhibit C

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202







PX0150.001.1098